NON-RESIDENTIAL TENANCY AGREEMENT

In Brescia, in the year 2017, on this 1st day of the month of July, this deed under private seal was entered into in triplicate for all legal effects and purposes
BETWEEN:
EREDI MARTINELLI MARMI E GRANITI S.p.A., a company with registered office at 5 Via Industriale, Rezzato (BS), Companies’ Register entry number and tax identification number 00023070170 and VAT number 00023070170, entered in the REA Brescia Economic and Administrative under number 118547, represented herein by its legal representative Luigi MARTINELLI, referred to herein as the “Landlord”,
And
OPTO-TECH S.R.L., a company based at 11 Via Pastrengo, Brescia, Companies’ Register entry and tax identification and VAT number 03373440985, entered in the REA Brescia Economic and Administrative under number 528779, represented herein by its legal representative by Matteo CAROCCI, tax identification number CRC MTT 72H01 B157B, referred to herein as the “Tenant”, the parties agree that
ARTICLE 1
The Landlord will rent to the Tenant the portion of the premises located at 163/b Via Giacomo Matteotti, Rezzato (BS), namely:

•	Administrative offices, first floor, identified in the new territorial cadastre (NCT), sheet 23, cadastral parcel 7, sub-parcel 23, class A/10, Class 02, cadastral income EUR 557.77;
that the Parties declare to know.
All the above documents as identified in the cadastral map signed by both parties and attached hereto form an integral part of this Agreement.
The premises are let in bulk and not by measure.

ARTICLE 2
The tenancy is for a fixed term of six years and is to run from 1st July 2017 to 30th June 2023, renewable for a further term of six years and in the procedures envisaged by Act 392/78 as amended.

ARTICLE 3
The annual rent amounts to EUR 6,000.00 (six thousand euros and zero cents) plus VAT, as agreed and accepted, is payable upon receipt of the relevant invoice in advance every month within the fifth day of the due date by bank transfer with a fixed value date.
It is

It is worth noting that the Landlord has opted for the non-VAT taxable regime as envisaged by Act 246/2006.
The Tenant shall not delay the payment of rent beyond the terms set forth by current provisions of law and shall only be entitled to undertake any actions or raise any exceptions unless the accrued rents have been duly paid.
ARTICLE 4
The property covered by this tenancy agreement is intended for use as a service artisan business, as envisaged by the Technical Regulations implementing the DMI-TMAG General Regional Plan attached hereto which, when signed by both Parties, form an integral part of this Agreement, being understood that the intended use must not be changed nor the property be sublet, wholly or partly, without the Landord’s written consent.
Pursuant to arts. 34, 35 and 37 of the same Act 392/78, the intended use excludes direct contact with the public, users and consumers, and the retail sale.
ARTICLE 5
The Tenant hereby declares to have inspected the let premises and found them fit for the intended use, free from defects that may affect the health of those carrying out an activity, in a good state of repair, and undertakes to return them on the expiry of the tenancy agreement in the same state, subject to normal wear and tear.
The tenant shall not make any additions to the premises that cannot be removed at any time without damaging the premises or any other innovation without the Landlord’ prior written consent. The Landlord is held harmless from any obligation and liability regarding any licences required by the competent authorities in connection with the specific activity carried out by the Tenant and any adaptation works.

ARTICLE 6
The Landlord declares that the property was built to a duly-granted building permit and the Landlord is allowed to inspect or have the property inspected at any time of the day, during the normal working hours.
ARTICLE 7
The Tenancy Agreement is governed by the provisions of Act no. 392 of 27/07/1978 as amended, namely those of Act no. 118 of 05/04/1985.
ARTICLE 8
The annual rent covered by Article 3 shall be reviewed and updated annually on the Landland’s request to reflect 100% of the changes made according to consumer price increases for factory and office workers (ISTAT Index) .
ARTICLE 9
The Tenant holds the Landlord harmless from any liability for direct or indirect damage caused by wilful or negligent act of other tenants in the building unit or any third parties.
The Landlord shall not be held liable for the discontinued provision of technological services, which goes beyond his control.

ARTICLE 10
The Tenant shall be responsible for ordinary maintenance operations, namely those relating to electric power, hydraulic, water, lighting, methane gas systems, bathroom appliances, door locks and keys, door and window hinges, wall and ceiling coverings and door and window frames, floor tiles and coverings, taps and fittings and domestic hot water and heating systems.

ARTICLE 11
The failure on the part of the Tenant to comply with any of the covenants included in this Agreement will cause its termination by law.
ARTICLE 12
The Tenant may withdraw from the Tenancy Agreement prior to its expiry date by giving the Landlord a six months’ prior notice pursuant to art. 27, subsection 7, of Act 392/1978.
This Tenancy Agreement must be registered by the Landlord and the registration fees will be equally shared between the Parties.

ARTICLE 13
The Landlord delivers on this same date one Energy Performance Certificate:
IDENTIFICATION CODE 17161 - 000199/10 EXPIRY DATE 27/09/2020

ARTICLE 14
All disputes arising out of or in connection with the interpretation, application and execution of this Tenancy Agreement shall, subject to matters relating to the Tenant’s failure to pay the rents, be settled amicably by a board of three arbitrators appointed by the President of the Court of Brescia. The arbitrators shall decide on equitable grounds, without formal proceedings, and the arbitration award will be final.
ARTICLE 15
As agreed with the Landlord, the Tenant is not required to pay any security deposit.
ARTICLE 16
The clauses of this Agreement are legally valid and binding on both Parties unless stated otherwise or changed by specific laws on tenancy, where applicable.
* * * * *
In witness whereof, the Parties have signed for acceptance all the above listed articles, none excepted.
Brescia, 1st July 2017
The Landlord
Eredi Martinelli Marmi e Graniti Spa
[signature illegible]
]
The Tenant
OPTO TECH Srl
[signature illegible]

Pursuant to arts. 1341 and 1342 of the Italian Civil Code, the Parties explicitly acknowledge arts. 2, 3, 4, 5, 6, 7, 8, 9,10, 11, 12, 13, 14, 15 and 16 of this Agreement, none excepted.

The Landlord
Eredi Martinelli Marmi e Graniti Spa
[signature illegible]
]
The Tenant
OPTO TECH Srl
[signature illegible]

	Brescia Provincial Office Territory Cadastral Services Change of Use Receipt Notice	Date: 13/10/2014 Time: 9.42.32 Page 1 of 1

Building Land Registry Feedback code: 000A4XX78
Municipality of REZZATO (Code: C3JZ)

                     Unit for ordinary use no.: 1
Type of cadastral map:- Unit for special dedicated use no.:
                               Communal Non-Transferrable goods no.:

Reason for change: CHANGE FROM RESIDENTIAL TO OFFICE USE
Company: 1 of 1 Unit being changed no.: Unit being constituted no.: 1 Unit being suppressed no.: 1

REAL ESTATE UNITS

Cadastral identification	Proposed classification data

Prog.	Op.	Sheet	Number	Sub.	Location	ZC	Cat.	Cl.	Cons.	SupCat.	Cad. income	Rur
1	S	23	7	12
2	C	NCT	7	23	Via Matteotti G. no. 163/B, first floor	U	A10	02	3	75	557.77

Round seal illegible

Energy Performance Certificate

valid up until 27/09/2020

Unione Europea | Regione Lombardia | Comune di Rezzato

Energy Performance Certificate

Owner details

Name and Surname: -
Company name: EREDI MARTINELLI MARMI E GRANITI S.p.A.
Address: Via Industriale
Street no. 5
Town: Rezzato
Province: Brescia
ZIP code 25086
Tax ID/ VAT no. 00023070170
Tel. 0302594141

Regional Energy Land Registry for Buildings

Protocol no. 17161 - 000199/10
Registered on 27.09.2010

Valid until 27.09.2020

Certifier details

Name and Surname: Paolo Pea
Accreditation number: 952

Cadastral Data

Section NCT	Sheet 23	Land parcel	7	Cadastral category
Sub-p. 12 from to	from	to	from to	from to

Building Features

Province	Brescia	
Town	REZZATO	
Address	Via Matteotti 163/B	
Plant activation period	15 October - 15 April	
Degree-days		2329[DD$_a$]
Building category E,1(1)	E.1(1)	
Year of built	1970	
Usable surface area		61.37 [m²]
Dispersing surface area (S)		163.36 [m²]
Gross heated volume (V)		245.55 [m³]
S/V ratio		0.67 [m⁻¹]
Architectural designer	N.A.	
Heating system designer	N.A.	
Builder	N.A.	

Map

Energy class – EP_H | Climatic zone

Low requirement

Class		Limit
A+	<	14 [kWh/m²a]
A	<	29 [kWh/m²a]
B	<	58 [kWh/m²a]
C	<	87 [kWh/m²a]
D	<	116 [kWh/m²a]
E	<	145 [kWh/m²a]
F	<	175 [kWh/m²a]
G	>	175 [kWh/m²a]

226.71 kWh/m²a

High requirement

Limit value thermal requirement for winter heating 76.11 [kWh/m²a]

Energy class - ET_c

A+
A
B
C
D
E
F
G
<0
<5
<10
<20
<30
<40
<50
<60
>60
15.86
kWh/m²a

Thermal requirement for summer air conditioning

Request for the issuance of the energy rating plate

In accordance with the provisions under point 11 of the Regional act DGR VIII/5018 as amended, the Accreditation Body is required to issue the rating plate.

Emissions of greenhouse gases into the atmosphere – $CO_{2\,eq}$

CO2
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
85
90
95
100

45.29 [kg/m²]

CESTEC | CENED

Page 1/2

www.cened.it

Energy Performance Certificate valid up until 27/09/2020

Unione Europea | Regione Lombardia | Comune di Rezzato

Energy Performance Certificate

Energy performance indicators

Annual thermal energy requirement	
Winter air conditioning ET_H	164.88 [kWh/m²a]
Summer air conditioning ET_C	15.86 [kWh/m²a]
Domestic hot water ET_{ACS}	21.52 [kWh/m²a]
Primary energy requirement	
Winter air conditioning EP_H	226.71 [kWh/m²a]
Summer air conditioning EP_C	[kWh/m²a]
Domestic hot water EP_{ACS}	38.18 [kWh/m²a]
Rate	
Renewables sources EP_{FER}	0 [kWh/m²a]
Average efficiencies	
Heating system ε_{ACS}	73[%]
Domestic Hot Water ε_{ACS}	56[%]
Heating + Domestic Hot Water ε_{ACS}	70[%]
Total for thermal use EP_T	264.9 [k/Wh/m²a]
Other energy uses	
Lighting system EP_L	0 [k/Wh/m²a]

Type of plant	Heating	DHW	Combined
Conventional plant			
Generation system			
☒ conventional multi- stage or			
o modulating			
no. of generators			1
rated thermal power at firebox			25.8
fuel used			Natural Gas
☐ condensation			
o multi- stage or modulating			
no. of generators			
rated thermal power at firebox			
fuel used			
☐ heating pumps			
no. of generators			
C.O.P. / G.U.E.			
used fuel			
☐ District heating system			
fuel used			
☐ Co-generation			
Nominal fuel consumption			
fuel used			
☐ Electricity			
Input power			
☐ Others (see Note area)			

Possible improvements to the heating system in the building

	Intervention	Area of interest [m²]	Performance U [W/m²K] η[%]	Savings EP_H [%]	Intervention Priority	Energy class achieved	CO_{2eq} reduction [%]
Casing	Insulation of vertical opaque structures facing outwards						
	Insulation of vertical opaque structures facing unheated rooms						
	Insulation of horizontal opaque structures facing outwards						
	Insulation of horizontal opaque structures facing unheated rooms						
	Insulation of coverings						
	Replacement of transparent closures including windows facing outwards						
	Replacement of heat generator						
	Replacement/adaptation of the distribution system						
	Replacement of the emission system						
	Installation/replacement of the mechanically controlled ventilation (VMC)						
FER	Installation of solar thermal system						
	Installation of photovoltaic system						
T	Total of all hypothesized interventions						
Not	The priority of interventions relating to not-filled in boxes is negligible						

Notes	Seal and signature	
Square seal: Municipality of Rezzato Province of Brescia Prot. No. 11258 Date, 29 September 2010 To the Office with copy to: Mayor Tax Administration Councillor Town Police Secretary Technical Office Secretariat Services to individuals	The Certifier hereby declares, under her responsibility, in compliance with arts. 46 and 47 of Italian Presidential Decree no. 44512QH0 – being aware the false statements are punishable under the applicable law, to have completed this energy performance certificate in accordance with Regional Council Decree no. VIII/5018 as amended.	Certifier *Paolo Pea* *[signature illegible]* *Round seal: Paolo Pea, Land Surveyor, entered in the Register of Brescia Surveyors under no. 4539*

This document proves evidence of the payment of EUR 10.00 made by the designated Certifying Person in favour of the regional accreditation authority and has the same value as the receipt issued by the Regional Building Energy Land Registry.

CESTEC CENED Page 2/2

www.cened.it

Italian Revenue Agency Land Registry for Buildings Provincial Office of Brescia	Protocol declaration no. of Cadastral map of urban real estate unit Via Matteotti G. 163/B
	Cadastral ID data: Section : NCT Sheet : 23 Parcel : 7 Sub-parcel: 23	Prepared by: Augusto Berardi Entered in the Register of Surveyors Province of Brescia under no. 2822

ENTRATEL ONLINE SERVICE FOR THE PRESENTATION OF TAX RETURNS
ACKNOWLEDGEMENT OF RECEIPT (art. 3, subsection 10, of Italian Presidential Decree no. 322/1998)

LIST OF DOCUMENTS ACQUIRED AND/OR REJECTED

RECEPTION PROTOCOL : 17071915182157053
FILE NAME : RLI12000000004014916
TYPE OF DOCUMENT : Registration of tenancy and lease agreements
DOCUMENTS ACQUIRED: 1
DOCUMENTS REJECTED : 0

Result        Document protocol    Tax Identification number        Denomination
Acquired     000001            00023070170            ------------------